The Board of Trustees of the fund has approved a Plan of Liquidation and Termination pursuant to which the assets of the fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the fund will be distributed to shareholders.  The effective date of the plan is July 23, 2014 (the "Liquidation Date").  Shareholders of record as of the close of business on July 22, 2014, will receive the cash equivalent of their proportionate interest in the fund on the Liquidation Date or as soon as practicable thereafter.  Shareholder approval of the liquidation is not required.

Prior to the liquidation the fund may begin to sell portfolio investments in anticipation of liquidation, and therefore may not be fully invested pursuant to its investment strategy for a period leading up to the Liquidation Date.

Suspension of Sales.  Effective May 1, 2014, the fund will be closed to all purchases except by existing investors and distribution reinvestment or other automatic investment plans.  Effective at the close of business on July 21, 2014, the fund will be closed to all new investment.  MFS may authorize exceptions to this closure on a case-by-case basis.

Alternatives.  At any time prior to the Liquidation Date, shareholders may redeem or exchange their shares of the fund at net asset value pursuant to the procedures set forth under "How to Purchase, Redeem and Exchange Shares."  For Class B and Class C shares, any contingent deferred sales charges payable on redemption of shares will be waived for redeemed shares that are not exchanged into another MFS fund.

Holders through Financial Intermediaries.  If you are invested in the fund through a financial intermediary, please contact that financial intermediary if you have any questions.  If you are invested in a tax qualified account (for example, an Individual Retirement Account), please see important additional information below.

U.S. Federal Income Tax Matters.  The liquidation of the fund will be a taxable event for shareholders holding shares through taxable accounts.  A shareholder in a taxable account who receives an amount in liquidation that is in excess of the shareholder's tax basis will realize a capital gain, and if such amount is less than the shareholder's tax basis, a capital loss.  Each shareholder should consult with a tax advisor regarding the tax consequences of the liquidation.

In addition to the liquidating distribution, a separate distribution to shareholders may be required prior to the Liquidation Date to the extent the fund has undistributed net taxable income and capital gains.

IMPORTANT INFORMATION FOR QUALIFIED ACCOUNT HOLDERS

MFS-Sponsored Traditional Individual Retirement Accounts ("IRAs"), Roth IRAs, SIMPLE, SEP or SARSEP IRAs and 403(b) Custodial Accounts (collectively, "MFS Retirement Accounts")

MFS Retirement Accounts are those for which MFS Heritage Trust Company serves as trustee or custodian. Unless the account owner provides instructions otherwise, fund shares held by an MFS Retirement Account on the Liquidation Date in the fund will be exchanged automatically for shares in an MFS money market fund in accordance with the amended trustee or custodial agreements.  If your account currently holds Class I shares, the shares will be exchanged into MFS Money Market Fund.  If your account currently holds another class of shares, the shares will be exchanged into the corresponding class of MFS Cash Reserve Fund.  This exchange is intended to avoid tax penalties that may be imposed if a liquidating distribution were paid directly to the account owner outside of the tax qualified account.  If you do not wish to be invested in MFS Cash Reserve Fund or MFS Money Market Fund, you must contact MFSC or, if you invest in the fund through a financial intermediary, your financial intermediary before close of business on July 22, 2014.  If we do not hear from you with instructions before close of business on July 22, 2014, you will have been deemed to have directed the investment into MFS Cash Reserve Fund or MFS Money Market Fund (as applicable) and consented to the terms set forth in the prospectus of MFS Cash Reserve Fund or MFS Money Market Fund.

Non-MFS Traditional IRAs, Roth IRAs, SIMPLE, SEP, or SARSEP IRA and 403(b) Custodial Accounts ("non-MFS Retirement Accounts”)

If you are invested in the fund through a non-MFS Retirement Account and MFSC does not receive instructions from you or the account trustee or custodian prior to close of business on July 22, 2014, the fund will send a liquidating distribution to the trustee/custodian for the benefit of your account, which the trustee/custodian will process according to its own policies and procedures.

401(k), Pension and Profit Sharing Plans and other tax-qualified retirement plans, including MFS prototype defined contribution plans (“Retirement Plans”)

If you are invested in the fund through a Retirement Plan, and MFSC does not receive instructions from you or the Retirement Plan administrator or other plan fiduciary prior to close of business

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MFS LATIN AMERICAN EQUITY FUND

on July 22, 2014, the fund will send a liquidating distribution to the Retirement Plan, which the Retirement Plan will process according to its own policies and procedures.

Effective immediately, the following is added as the last paragraph under the sub-section entitled "Purchase and Sale of Fund Shares" beneath the main heading "Summary of Key Information," the second paragraph beneath the main heading “Description of Share Classes,” and as the last paragraph under the sub-section entitled "How to Purchase Shares" beneath the main heading "How to Purchase, Redeem, and Exchange Shares":

The Board of Trustees of the fund has approved the liquidation and termination of the fund, which is scheduled for July 23, 2014. Shareholder approval of the liquidation is not required. Prior to the liquidation, the fund may begin to sell portfolio investments in anticipation of liquidation, and therefore may not be fully invested pursuant to its investment strategy for a period leading up to liquidation. Effective on May 1, 2014, the fund will be closed to all purchases except by existing investors and distribution reinvestment or other automatic investment plans. Effective at the close of business on July 21, 2014, the fund will be closed to all new investment. MFS may authorize exceptions to this closure on a case-by-case basis.

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